CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	9 Months Ended
	Sep. 30, 2014	Sep. 30, 2013
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 7,563	$ 4,167
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments	(1,458)	1,839
Comprehensive income	6,105	6,006
Less: comprehensive loss attributable to the noncontrolling interests	(424)	(1,059)
Comprehensive income attributable to Bona Film Group Limited	$ 6,529	$ 7,065